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                                   EXHIBIT 4

                  Forms of Certificates for Shares of the Fund


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           NUMBER           [CORPORATE EMBLEM]            SHARES

           ______                                         ______

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

THIS CERTIFIES THAT _______________________________________ is the owner of
___________________________________________ Shares of the Capital Stock of

                                 Equity Series

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______ day of ______________ A.D. 19___.

                                [CORPORATE SEAL]


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           NUMBER           [CORPORATE EMBLEM]            SHARES

           ______                                         ______

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

THIS CERTIFIES THAT _______________________________________ is the owner of
___________________________________________ Shares of the Capital Stock of

                                   Bond Series

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______ day of ______________ A.D. 19___.

                                [CORPORATE SEAL]


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           NUMBER           [CORPORATE EMBLEM]            SHARES

           ______                                         ______

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

THIS CERTIFIES THAT _______________________________________ is the owner of
___________________________________________ Shares of the Capital Stock of

                               Money Market Series

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______ day of ______________ A.D. 19___.

                                [CORPORATE SEAL]


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           NUMBER           [CORPORATE EMBLEM]            SHARES

           ______                                         ______

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

THIS CERTIFIES THAT _______________________________________ is the owner of
___________________________________________ Shares of the Capital Stock of

                                 Managed Series

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______ day of ______________ A.D. 19___.

                                [CORPORATE SEAL]